Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Southwall Technologies Inc. (the "Company") on Form 10-K/A for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas G. Hood, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 10th, 2004                               /s/  Thomas  G.  Hood
                                                       -------------------------
                                                       Thomas  G.  Hood
                                                       Chief  Executive  Officer


     A signed original of this written statement required by Section 906 has been provided to Southwall Technologies Inc. and will be retained by Southwall Technologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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